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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2007


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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5.02     Election of Director

         On December 14, 2007, the Ingen Technologies, Inc. Board of Directors elected Mr. Brad Klearman as a Director. Mr. Klearman will serve until the next election of Directors by shareholders. It is expected that Mr. Klearman will be nominated at that time for continuing Board membership. This brings the Board to its authorized maximum membership - 7 members.

         Mr Klearman is 47 years old.  His bio follows:


Summary 27-year veteran Executive Salesman/Consultant, Business Owner, Entrepreneur. A Career specializing in negotiating with Medical Manufacturers and Distributors on multi-million dollar projects that continues to have far-reaching implications within the medical industry.

CURRENT
ACCOMPLISHMENT             Recently secured exclusive placement of Ingen
                           Technologies - maker of respiratory products for the largest respiratory manufacturing company in the world.

Experience                 2001 - 2007
                           EXECUTIVE VICE PRESIDENT OF MEDIGROUP PHYSICIANS
                           SERVICES
                           ST. LOUIS, MISSOURI
                                o Developed multiple relations with myriad medical distributors and medical manufacturers servicing the United States.

                           1998 - 2001
                                   Regional Manager of King Systems, Indiana
                                o  Represented manufacturer of the highest
                                   quality anesthesia apparatus in the country.
                                   Was responsible for making the company's third largest region into the company's top-selling number one region with in three years.

                           1996 - 1998
                                   Vice President of Two Rivers Medical,
                                   St. Louis, MO
                                o Major contributor to development of company with sole purpose of distributing medical products, equipment and pharmaceuticals to the Federal Government world wide.

                           1982-1996
                                   Midwest Medical Supply Co., Inc.
                                   St. Louis, MO
                                o Began as Territory Manager in an area which was grossing 70-thousand dollar per month and within two years, brought that average up to $210,000 per month. In (1986) was promoted to Executive Vice President of the company and created a division that served the Federal Government world wide. This division averaged 1 million dollars per month in sales at a 23% profit margin, making it by far the most profitable division of the company which was known as a regional distributor to hospitals, Long Term Care Facilities and physician offices.

Education                  1978 - 1982
                                   Attended Columbia College in Columbia, MO
                                   Undergraduate studies in business and
                                   marketing.

Age                                47

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 2007              Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


      EXHIBIT NO.             DESCRIPTION
      -----------             -----------

         99.1         Board Resolution 2007.14